                      LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                     CONNING INVESTMENT PARTNERS V, L.L.C.

THIS LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement"), dated as of this 31st day of October 1997 is made by and among those individuals, firms, corporations and other entities listed in Schedule A hereto and any
                                                 ----------
additional parties who execute a counterpart to this Agreement (such individuals and any additional parties admitted to the limited liability company formed hereby after the effective date of this Agreement, being referred to herein as the "Members"). The Members agree to form and carry on a limited liability company (the "Company") subject to the terms of this Agreement in accordance with the provisions of the Delaware Limited Liability Company Act, Del. Code Ann. Sections 18-101 through 18-1107 (1992), as amended (the "LLC Act").

                                   ARTICLE I
                FIRM NAME; REGISTERED OFFICE AND AGENT; PURPOSES

1.1 FIRM NAME; REGISTERED OFFICE AND AGENT. The name of the Company is CONNING INVESTMENT PARTNERS V, L.L.C. (the "Company"). The principal office of the Company shall be located initially at CityPlace II, 185 Asylum Street, Hartford, Connecticut 06103-4105. The initial address of the Company's registered office in Delaware is: c/o Prentice-Hall Corporation Systems, Inc., 32 Lookerman Square, Suite L-130, Dover, County of Kent, Delaware 19901. The Company's initial registered agent at such address for service of process is Prentice-Hall Corporation System, Inc.

1.2 PURPOSE; POWERS. The Company is formed for the principal purpose of serving as the general partner of Conning Insurance Capital Limited Partnership V, L.P. (the "Fund") and to engage in any lawful business or other activity permitted under the LLC Act. The Company shall have all powers available to it as a limited liability company under the LLC Act.

                                   ARTICLE II
                              MEMBERS & INTERESTS

2.1   IDENTIFICATION.  Each Member shall have an interest in the Company
(an "Interest") represented by his or its capital subscription ("Subscription") to the Company, and with respect to such Interest, shall be entitled to a percentage share in respect of certain Company allocations and distributions to be made hereunder (a "Percentage Interest"). The names and addresses of the Members, their respective Subscriptions and Percentage Interests are set forth on Schedule A hereto.
                           ----------

2.2 INTERESTS. Company Interests have not been registered under the Securities Act of 1933, and therefore may not be sold or otherwise transferred unless they are registered under the Securities Act of 1933 or an exemption from registration is available. Each Member shall be entitled to have a certificate representing his interest in the Company, signed by, or in the name of the Company by the appropriate officer or officers of the Company. Any or all of the signatures on the certificate may be a facsimile. In case any officer, who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be an officer before such certificate is issued, it may be issued by the

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
Company with the same effect as if he were such officer at the date of issue. The Manager Member may direct a new certificate or certificates to be issued in place of any certificate or certificates heretofore issued by the Company alleged to have been lost, stolen or destroyed and as a condition precedent thereof, require the owner of such certificate to give the Company indemnity against any claim that may be made against the Company with respect to the lost, stolen or destroyed certificate.

2.3 LIMITATION OF LIABILITY. No Member shall be liable under a judgment, decree or order of any court, or in any other manner, for a debt, obligation or liability of the Company, except as provided by law or as specifically provided otherwise herein. No Member shall be required to make any contribution to the Company by reason of any negative balance in the Member's Capital Account, except as specifically provided otherwise herein, nor shall any negative balance in a Member's Capital Account create any liability on the part of the Member to any third party.

2.4 VOTING. Except as may otherwise be provided by this Agreement or the Certificate of Formation, the Company Interests shall vote together as a single class on all matters to be voted on by Members. Whenever action is required or permitted by this Agreement to be taken by a specified percentage in interest of the Members, such action shall be deemed to be valid if taken by written vote or written consent, or by vote or consent at a meeting, by those Members whose Percentage Interests as reflected in Schedule A hereto
                                                         ----------
represent the specified percentage of the aggregate Percentage Interests of all Members at the time, except as specifically provided otherwise herein.

                                  ARTICLE III
                                 MANAGER MEMBER

3.1 MANAGEMENT AND CONTROL OF THE COMPANY. Conning & Company, a Connecticut corporation and a Member of the Company, shall act and serve as the sole manager of the Company ("Manager Member"). Subject to the provisions of this Agreement, the management, policies and control of the Company shall be vested exclusively in the Manager Member.

3.2 POWERS. Subject to the provisions of this Agreement, the Manager Member shall have the power on behalf and in the name of the Company to carry out and implement any and all of the purposes of the Company and to exercise any of the powers of the Company, including, without limitation, the power to:

      (i) open, maintain and close accounts with brokers and give instructions or directions in connection therewith;

      (ii) open, maintain and close bank accounts and draw checks or other orders for the payment of money;

      (iii) receive, receipt for and dispose of and deal in all securities, checks, money and other assets or liabilities of the Company;

      (iv) hire employees or retain investment bankers, attorneys, accountants, consultants, custodians, contractors and other agents, and pay them compensation;

      (v) execute on behalf of the Company, any agreement between the Company and the Fund or any amendment or termination thereof;

      (vi) enter into, make and perform such contracts, agreements and other undertakings, and do any and all such other acts required of the Company or the

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      Fund with respect to the Company's or the Fund's interest in any corporation, partnership, limited partnership, trust, association or other entity or activity, including but not limited to entering into agreements with respect to such interests, which agreements may contain such terms, conditions and provisions as the Manager Member in its sole discretion shall approve;

      (vii) make all elections for the Company that are permitted under tax or other applicable laws, including, without limitation, an election under Section 754 of the Code; and

      (viii) maintain one or more offices within or without the State of Connecticut and in connection therewith rent or acquire office space and do such other acts as may be advisable in connection with the maintenance of such offices; provided, however, that maintaining such
                                   --------  -------
      offices, renting or acquiring office space and doing any such other acts shall not affect the limited liability of the Members as set forth in Section 2.3 hereof.

3.3 CERTIFICATE OF LIMITED LIABILITY COMPANY. The Manager Member shall file for record with the appropriate public authorities and, if required, publish the Certificate of Formation of Limited Liability Company of the Company and any amendments thereto, and shall take all such other action as may be required to preserve the limited liability of the Members in any jurisdiction in which the Company shall conduct its activities. In addition, the Manager Member shall execute and file all requisite documents and instruments to enable the Company to qualify to do business as a foreign limited liability company in Connecticut and in each other jurisdiction for which such qualification may be necessary or appropriate for the conduct of the business of the Company.

3.4   DUTY OF CARE.  The Manager Member shall exercise its best judgment in conducting the Company's operations and in performing its other duties hereunder. The Manager Member shall not incur any liability to the Company, any Member or any other Person for any loss suffered by the Company or such other Member or Person which arises out of any action or omission of the Manager Member or any Affiliate of the Manager Member assisting the Manager Member, at the Manager Member's request, in performing the Manager Member's duties hereunder; provided, however that (i) the Manager Member or such
                  --------  -------
Affiliate of the Manager Member acted in good faith and in a manner such Person reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of the Manager Member or such Affiliate of the Manager Member. No Affiliate of the Manager Member shall incur any liability to the Company, any Member or any other Person for any loss suffered by the Company or such other Member or Person which arises out of any action or omission of the Manager Member, or out of any action or omission of such Affiliate of the Manager Member taken or suffered by such Affiliate of the Manager Member in the course of providing assistance to the Manager Member at the Manager Member's request; provided, however, that (i) such Affiliate of the Manager Member acted in
--------  -------
good faith and in a manner such Affiliate of the Manager Member reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Affiliate of the Manager Member. No Affiliate of the Manager Member shall be liable for any action taken or omitted by any other Affiliate of the Manager Member unless such action or omission was taken or suffered by such other Affiliate of the Manager Member while acting as an agent of such Affiliate of the

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Manager Member and, with respect to such action or omission, such other
Affiliate of the Manager Member did not satisfy the requirements of clauses
(i) and (ii) of the preceding sentence. Neither the Manager Member nor any Affiliate of the Manager Member shall be liable for the negligence, whether of omission or commission, dishonesty or bad faith of any employee, broker or other agent of the Company selected by the Manager Member with reasonable care. The Manager Member and each Affiliate of the Manager Member shall be fully protected and justified with respect to any action or omission taken or suffered by any of them in good faith if such action or omission is taken or suffered in reliance upon and in accordance with the opinion or advice as to matters of law of legal counsel, or as to matters of accounting of accountants, selected by any of them with reasonable care. In addition, the Manager Member and each of its Affiliates shall be entitled to indemnification by the Company to the extent provided in Article XIII hereof.

3.5 MANAGEMENT FEE; NO SALARY. The Manager Member shall receive and be entitled to retain all Management Fee amounts payable and paid by the Fund under Section 8.3 of the Partnership Agreement of the Fund, net of Administrative Expenses required to be paid by the Company as General Partner of the Fund under Section 8.1 of the Partnership Agreement. The Manager Member shall receive no other amounts as salary or other compensation from the Company, but shall be entitled to its share of allocations and distributions made by the Company determined in the manner set forth herein.

3.6   TAX MATTERS MEMBER.  The "tax matters partner", as defined in
Section 6231 of the Code, of the Company shall be the Manager Member (the "Tax Matters Member"). The Tax Matters Member shall not resign as Tax Matters Member unless, on the effective date of such resignation, the Company has designated another Member as Tax Matters Member and that Member has given its consent in writing to its appointment as Tax Matters Member. The Tax Matters Member shall receive no additional compensation from the Company for its services in that capacity, but all expenses incurred by the Tax Matters Member in such capacity shall be borne by the Company. The Tax Matters Member is authorized to employ such accountants, attorneys and agents as it, in its sole discretion, determines are necessary to or useful in the performance of its duties. Any Person who serves as Tax Matters Member shall not be liable to the Company or to any Member for any action it takes or fails to take as Tax Matters Member with respect to any administrative or judicial proceeding involving "partnership items" (as defined in Section 6231 of the Code) of the Company, unless such action or failure to act constitutes a violation of the Manager Member's duty of care set forth in Section 3.4.

                                   ARTICLE IV
                              OFFICERS; COMMITTEES

4.1 OFFICERS. The Manager Member shall designate any of its officers from time to time, and separately may appoint other Persons, including but not limited to individual Members, to serve as officers of the Company, with such officers of the Manager Member (and/or officers of the Company) to be responsible for the general overall supervision of the business and affairs of the Company. Any Person appointed as an officer of the Company shall have such titles, terms of office and duties as the Manager Member may from time to time determine, and such officers may include a president, one or more vice presidents, a secretary and one or more assistant secretaries, a treasurer and one or more assistant treasurers, a Chief Executive Officer and a Chief Financial Officer. The officers of the Manager Member and such other officers of the Company may sign any and all deeds, mortgages, bonds, contracts or other instruments on behalf of the Company, except in cases where the signing or execution thereof shall be expressly delegated by this

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Agreement or by statute to some other agent of the Company; and, in general, the officers of the Manager Member and the officers of the Company shall perform all duties as may be prescribed by the Manager Member. All actions of the Company, except amending the Certificate of Formation or this Agreement or the admission of new Members and except as otherwise provided in this Agreement or the Certificate of Formation, may be taken by the appropriate officers of the Manager Member or the Company without obtaining consent of the other Members.

4.2 ELECTION AND TENURE. The election and tenure of any officer of the Manager Member shall be determined in accordance with the policies and provisions of the Manager Member. Any officers of the Company shall be designated by the Manager Member annually. Each officer shall hold office from the date of officer designation until the next annual meeting or designation, as the case may be, and until his successor shall have been designated , unless the officer shall sooner resign or be removed. The initial officers of the Company appointed by the Manager Member shall be:

             Name                               Position
             ----                               --------
         Maurice W. Slayton      -       Chief Executive Officer
         John B. Clinton         -       President
         Fred M. Schpero         -       Secretary

4.3 RESIGNATIONS; REMOVAL; VACANCIES. Any officer of the Company may resign at any time by giving written notice to the Manager Member, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any officer may be removed at any time by the Manager Member with or without cause. A vacancy in any officer position may be filled by the Manager Member.

                                   ARTICLE V
                  CAPITAL CONTRIBUTIONS; PERCENTAGE INTERESTS

5.1 CAPITAL CONTRIBUTIONS. The Manager Member shall make capital contributions to the Company as and when required to permit the Company to satisfy its obligations as General Partner of the Fund. Each other Member shall make capital contributions equal in amount to its Subscription upon his, her or its admission to the Company. In addition, the Manager Member has issued a demand promissory note to the order of the Company in the form attached as Exhibit 1 hereto in order to provide additional capitalization of
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the Company with regard to the net worth standards applicable to the Company under the Code in its capacity as the general partner of the Fund (the "Net Worth Note"). The Manager Member agrees to advance to the Company any and all amounts as may be called for from time to time under the Net Worth Note and subject to the terms and conditions of the Net Worth Note, which amounts shall be separate from and in addition to the capital contributions by the Manager Member in respect of its Subscription and shall not be reflected in the Capital Account of the Manager Member until and only to the extent payment on the Net Worth Note is made.

5.2 NO INTEREST OR WITHDRAWALS. No interest shall accrue on any capital contribution made by a Member, and no Member shall have the right to withdraw or to be repaid any of his capital contributions so made, except as specifically provided in this Agreement.

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5.3   ADJUSTMENTS OF PERCENTAGE INTERESTS.  The Manager Member, without the consent of any Member, may at any time or from time to time increase the Percentage Interest of any Member by reduction of the Manager Member's Percentage Interest. It is the intent of the Manager Member to reduce its Percentage Interest to thirty-five percent (35%) (and correspondingly to increase the Percentage Interests of the Members in the aggregate) by January 31, 2001 according to Schedule C.
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5.4   ADMISSION OF ADDITIONAL MEMBERS.  The Manager Member may admit to the Company one or more additional Members up until January 31, 2004. Upon the admission of an additional Member, the Manager Member shall: (i) determine the Percentage Interest and Subscription of such additional Member, and (ii) cause the Manager Member's Percentage Interest to be reduced to reflect the Percentage Interest allocated to the additional Member.

              (a) Upon the admission of any new Member, such new Member shall make a capital contribution to the Company in the amount equal to its Subscription or in such other amount or at such other time as shall be determined by the Manager Member.

              (b) Each Person who is to be admitted as an additional Member shall accede to this Agreement by executing, together with the Manager Member, an amendment to this Agreement providing for such admission, which amendment shall consist of a counterpart signature page, an amended Schedule A
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and, at the discretion of the Manager Member, such other items as the
Manager Member deems necessary or appropriate. In addition, the Manager Member shall execute, file and, where necessary, record any required amendments to the Company's Certificate of Formation. The admission of any additional Member to the Company shall be effective upon the execution of the necessary amendment to this Agreement or such later effective date as is set forth in such amendment.

                                   ARTICLE VI
                                CAPITAL ACCOUNTS

6.1 CAPITAL ACCOUNTS. There shall be established on the books of the Company a capital account ("Capital Account") for each Member that shall consist of such Member's initial capital contribution to the Company as reflected in the books and records of the Company,

      (a)     increased by

              (i) any additional capital contributions made by such Member as so reflected, and

              (ii) any amounts from time to time added to the Capital Account of such Member pursuant to
                       Article VII;

      (b)     decreased by

              (i)      any distributions made to such Member
                       pursuant to Article VIII, and

              (ii) any amounts from time to time subtracted from the Capital Account of such Member pursuant to Article VII; and

      (c) otherwise adjusted in accordance with the tax accounting principles set forth in Treasury Regulations Section 1.704-1(b)(2)(iv).

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6.2   ACCOUNTING FOR DISTRIBUTIONS IN KIND.  For purposes of
maintaining Capital Accounts when Company property is distributed in kind;

              (i) the Company shall treat such property as if it had been sold for its fair market value on the date of distribution;

              (ii) any difference between the fair market value of such property as so determined and the Cost of such property shall be allocated to the Capital Accounts of the Members pursuant to
              Section 7.3; and

              (iii) the Capital Account of any Member receiving a distribution of such property shall be reduced by the fair market value of the property so received, net of any liabilities that such Member is considered to assume or take subject to under Section 752 of the Code.

6.3 COMPLIANCE WITH TREASURY REGULATIONS. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Code Section 704(b) and Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such regulations.

6.4 EFFECT OF ASSIGNMENT. In the event of any assignment of any Interest pursuant to Section 9.3, the assignee shall succeed to the Capital Account of the assignor in respect of the Interest transferred.

                                  ARTICLE VII

                                  ALLOCATIONS

7.1 GENERAL. Company income, gain, loss and expenses shall be allocated to the Capital Accounts of the Members and distributed to such Members in accordance with this Article VII. No interest shall accrue on the Capital Account or capital contributions of any Member, and no member shall have the right to withdraw funds or property from the Company for any reason, except as specifically provided in this Agreement.

7.2 NET GAIN OR LOSS. As of the end of each year of the Company, and after giving effect to the allocations set forth in Sections 7.3, 7.4 and 7.6(b), the Net Gain or Loss of the Company for such fiscal period shall be allocated as follows:

      (a) All Net Gain or Loss attributable to allocations made by the Fund to the Company in its capacity as General Partner of the Fund:

              (i) which are made with respect to the capital contribution of the Company to the Fund shall be allocated to the Manager Member; and

              (ii) which are made other than with respect to the capital contribution of the Company to the Fund (e.g., the Company's "carried interest" in the profits or losses or net profits or losses of the Fund) shall be allocated among the Members in proportion to their respective Percentage Interests.

      (b) All Management Fee income and all expenses attributable to Administrative Expenses of the Fund, and all Short-Term Income shall be allocated to the Manager Member.

      (c) All other Net Gain or Loss of the Company shall be allocated to all Members in proportion to their respective Percentage Interests.

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7.3   TIMING OF ALLOCATIONS ON DISTRIBUTIONS IN KIND.  Any Net Gain or Loss
of the Company that is attributable to a distribution of property in kind by the Company or the Fund shall be allocated as follows (subject to the other provisions of this Article VII):

      (a) Net Gain or Loss of the Company attributable to amounts allocated by the Fund to the Company in its capacity as the general partner of the Fund as a result of distributions in kind of Fund property shall be allocated to all Members, at the time such allocations are made by the Fund, on the same basis that an equivalent amount of Net Gain or Loss attributable to Fund allocations would be allocated by the Company for a hypothetical fiscal year ending immediately prior to the distribution in kind by the Fund that gave rise to such Net Gain or Loss.

      (b) Net Gain or Loss resulting pursuant to Section 6.2 from the distribution by the Company of its property in kind shall be allocated to all Members, immediately prior to the time such distribution is made, on the same basis that an equivalent amount of Net Gain or Loss not attributable to Fund allocations would be allocated for a hypothetical fiscal year ending immediately prior to the distribution in kind that gave rise to such Net Gain or Loss.

      (c)     For purposes of applying the loss allocation limitations of
Section 7.4 in the case of an allocation of Net Gain or Loss pursuant to subsections (a) or (b) above for a hypothetical fiscal year, the actual balances in the Members' Capital Accounts shall be adjusted to reflect prior distributions in kind made during such hypothetical fiscal year by the Fund or the Company, but not any realized gains or losses of the Company for such hypothetical fiscal year.

7.4 REGULATORY ALLOCATIONS. The following provisions are included in order to comply with tax rules set forth in the Code and to permit the Company to obtain the benefits of a "safe harbor" provided by Treasury Regulation
Section 1.704-1(b)(2)(ii)(d).

      (a) If and to the extent that any allocation of Net Loss, Issuance Items or other items of loss, expense (or portion thereof) to any Member would cause such Member's Capital Account to be negative by an amount which exceeds such Member's Restoration Amount or would further reduce a balance in such Member's Capital Account that is already negative by an amount which exceeds such Member's Restoration Amount, then such loss, expense or charge (or portion thereof) shall be allocated first to the Capital Accounts of the other Members in proportion to the positive balances in their respective Capital Accounts until all such Capital Accounts are reduced to zero, then to the Capital Accounts of Members with Restoration Amounts, in proportion to their respective Restoration Amounts, until each such Member's Capital Account is negative by an amount equal to such Member's Restoration Amount; then to the Capital Account of the Manager Member until the Capital Account of the Manager Member is negative by an amount equal to the sum of its Restoration Amount and the principal amount of the Net Worth Note; and then to the Capital Accounts of the Members and Retired Members in proportion to their Percentage Interests; provided that an allocation pursuant to this Section 7.4(a) shall be made only if and to the extent that such Member would have a Capital Account that is negative by an amount which exceeds such Member's Restoration Amount after all allocations provided for in this Article VII have been made tentatively as if this Section 7.4 were not included in this Agreement.

      (b) If any Member unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section
1.704-1(b)(2)(ii)(d)(4), (5) or (6), and such adjustment, allocation or distribution causes such Member to have a deficit balance in such Member's Capital Account, there shall be allocated to such Member items

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
of income and gain (consisting of a pro rata portion of each item of Company
                                    --- ----
income, including gross income, and gain for such fiscal period) in an amount and manner sufficient to eliminate such Member's deficit Capital Account balance, to the extent required by Treasury Regulation Section 1.704-1(b)(2)(ii)(d), as quickly as possible, provided that an allocation pursuant to this Section 7.4(b) shall be made only if and to the extent that such Member would have a negative Capital Account after all allocations provided for in this Section 7.4 have been made tentatively as if this Section 7.4(b) were not included in this Agreement. The foregoing sentence is intended to constitute a "qualified income offset" provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d), and shall be interpreted and applied in all respects in accordance with that Section.

      (c) In the event that any Member has a negative Capital Account at the end of any Company fiscal year which is in excess of such Member's Restoration Amount, there shall be allocated to such Member items of Company income (including gross income) and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 7.4(c) shall be made only if and to the extent that the deficit in such Member's Capital Account would exceed such Company's Restoration Amount after all allocations provided for in this Article VII have been made tentatively as if Section 7.4(b) hereof and this Section 7.4(c) were not included in this Agreement.

      (d) To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Section 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account is determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

      (e) The allocations set forth in Sections 7.4(a), 7.4(b), 7.4(c) and 7.4(d) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of Treasury Regulation Section 1.704-1(b). Notwithstanding any other provisions of this Article VII (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating subsequent Net Gain, Net Loss, Issuance Items and items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of subsequent Net Gain, Net Loss, Issuance Items and other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member pursuant to the provisions of this Article VII if the Regulatory Allocations had not occurred. For purposes of applying the foregoing sentence, allocations pursuant to this Section 7.4(e) shall be made with respect to allocations pursuant to Section 7.4(d) only to the extent the Manager Member reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Members.

      (f) If the Company, in its capacity as general partner of the Fund, receives any special allocations from the Fund pursuant to certain provisions of the Fund's Partnership Agreement dealing with certain "extraordinary allocations", the Manager Member, after consulting with the Company's accountants and other advisors, shall allocate such amounts among the Members in a manner consistent with the economic arrangements among the Members and the purpose of such provisions.

7.5 ADJUSTMENTS TO REFLECT CHANGE IN INTERESTS. Notwithstanding the foregoing, with respect to any fiscal period during which any Member's interest in the

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
Company changes, whether by reason of the admission of a Member, the withdrawal of a Member, a non-pro rata contribution of capital to the Company or any other
                   --- ----
event described in Section 706(d)(1) of the Code and regulations issued thereunder, allocations of Net Gain or Loss shall be adjusted appropriately to take into account the varying interests of the Members during such period. The Manager Member shall consult with the Company's accountants and other advisors and shall select the method of making such adjustments, which method shall be used consistently thereafter.

7.6   TAX ALLOCATIONS.

      (a) For federal, state and local income tax purposes, Company income, gain, loss, deduction or credit (or any item thereof) for each fiscal year shall be allocated to and among the Members in order to reflect the allocations made pursuant to the provisions of this Article VII for such fiscal year (other than allocations of items which are not deductible or are excluded from taxable income), taking into account any variation between the adjusted tax basis and book value of Company property in accordance with the principles of Section 704(c) of the Code.

      (b) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of a Company interest by the Company to a Member, the issuance to the Company of an interest in the Fund or changes during the term of the Company in any Member's Percentage Interest or Subscription ("Issuance Items") shall be allocated among the Members so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Member, shall be equal to the net amount that would have been allocated to each such Member if the Issuance Items had not been realized. Issuance Items allocated to any Member shall be added to such Member's Capital Account if such items constitute income or gain, and shall be subtracted from that Capital Account if such items constitute losses or expenses.

7.7 TIMING OF ALLOCATIONS. The Manager Member, in its sole discretion, may cause the Company to make the allocations described in this Article VII (other than allocations for tax purposes pursuant to Section 7.6) as of a time other than the end of a fiscal year on the basis of an interim closing of the Company's books at such time, but only if the Fund makes such interim allocations. In such event, each short fiscal period attributable to any such interim closing shall constitute a fiscal year for purposes of this Article VII.

                                  ARTICLE VIII
                                 DISTRIBUTIONS

8.1   TIMING OF DISTRIBUTIONS.  The Company intends to distribute promptly to the Members all cash and other property it receives in distributions from the Fund or any other source; provided, however, that the
                                                 --------  -------
Manager Member may defer any such distribution to provide for liabilities or obligations of the Company or to establish appropriate reserves.

8.2   TAX DISTRIBUTIONS.

      (a) The Company intends to distribute to the Members, as it is received, the amount ("Tax Distribution") of any distribution received from the Funds as a tax distribution. Such distribution shall be made to the Members in amounts which would enable the Members to satisfy their respective tax liabilities, assuming for this purpose that all Members are subject to the highest rate of tax that may be applicable to any Member, as determined by the Manager Member in consultation with accountants to the Company.

      (b) Notwithstanding the foregoing: (i) amounts otherwise distributable to any

Member as Tax Distributions with respect to any taxable year may be reduced (but not below zero) by any other distributions made by the Company to such Member during such fiscal year; and (ii) the aggregate amount of distributions that otherwise would be made pursuant to this Section 8.2 with respect to any taxable year may be reduced or eliminated to the extent determined by the Manager Member pursuant to the proviso to Section 8.1.
                -------

      (c) To the extent the Company receives from the Fund any amounts which are treated under the Fund Partnership Agreement as an advance against tax distributions to permit the Members of the Company to make estimated tax payments, such amounts, when received by the Members, shall similarly be treated as advances against Tax Distributions, and shall be subject to return by the Members to the Company to the extent such advances are determined by the Manager Member to have been excessive upon calculation at the end of the fiscal year of the correct amount of tax distributions to be made by the Fund to the Company and Tax Distributions to be made by the Company to its Members.

8.3 ADDITIONAL DISTRIBUTIONS. All additional distributions, other than Liquidating Distributions, shall be made as follows:

      (a) As long as any Member has a positive balance in his Capital Account, all cash or property received during the fiscal year by the Company which is attributable to cumulative Net Gain (e.g., in excess of prior Net
Loss) or Short-Term Income that has been allocated in accordance with Article VII shall be distributed to the extent possible to the Members in proportion to the respective allocations of each such item under Article VIII. Cash or property received which is not attributable to Net Gain or Short-Term Income shall be distributed to the Members in proportion to their respective Capital Accounts.

      (b) If no Member has a positive balance in his Capital Account, distributions shall be made to all Members in proportion to their respective Percentage Interests.

8.4   OPERATIONAL RULES.

      (a) For purposes of Section 8.3, the Capital Account balances of the Members shall be adjusted, prior to determining the amount of any distribution provided for therein, to reflect all prior Company distributions and all distributions made contemporaneously with the distributions provided for in Section 8.3, as well as all Company Net Gain or Net Loss attributable to any distributions previously or contemporaneously made in kind.

      (b) The valuation of securities distributed in kind shall be made in the manner provided in Article XII. Each class of securities to be distributed in kind shall be distributed to the Members in proportion to their respective shares of the entire amount to be distributed (determined as provided in Sections 8.3 or, with respect to Liquidating Distributions, Section 11.3), except to the extent that a disproportionate distribution of such securities is necessary in order to avoid distributing fractional shares. For purposes of the preceding sentence, each lot of stock or other securities having a separately identifiable tax basis or holding period shall be treated as a separate class of securities.

8.5 TAX WITHHOLDING. If the Company incurs a tax withholding obligation with respect to any Member, any amount required to be withheld by the Company with respect to such Member shall be treated for all purposes of this Agreement as if it had been transferred to such Member by the Company as an interest-free advance. Amounts treated as advanced to any Member pursuant to this Section 8.5 shall be repaid by such Member to the Company within thirty
(30) days after the Company delivers a written request to such Member for such repayment; provided, however, that if any such repayment is not made,
           --------  -------
the Company shall collect such unpaid amounts from any Company distributions that otherwise would be made to such Member. Any part of such withheld amount not collected by the Company from such distributions shall be charged to such Member's Capital Account at such time as the Manager Member in its sole discretion shall determine, but in no event later than the time immediately preceding the Company's final Liquidating Distribution to such Member.

8.6 CERTAIN DISTRIBUTIONS PROHIBITED. Anything in this Article VIII to the contrary notwithstanding, all Company distributions shall be subject to the following limitations:

              (i) No distribution shall be made to any Member if, and to the extent that, such distribution would not be permitted under the LLC Act.

              (ii) No distribution other than a Tax Distribution shall be made to any Member to the extent that such distribution, if made, would cause the deficit balance, if any, in the Capital Account of such Member (determined without regard to any allocations made pursuant to Section 7.4(c)) to exceed such Member's Restoration Amount.

8.7 CONSENT TO DISTRIBUTIONS. Each Member, by becoming a Member, consents to any such distribution hereafter made or omitted to be made to the Members or any of them in accordance with this Article VIII.

                                   ARTICLE IX

                LIMITATION ON TRANSFERS OF COMPANY INTERESTS OF
                                    MEMBERS
                            ADMISSION OF NEW MEMBERS

9.1 TRANSFERS GENERALLY PROHIBITED. Except as provided in this Article IX, a Member may not transfer, sell, assign, gift, pledge, hypothecate, or otherwise dispose of such Member's Company Interest.

9.2   ADMISSION OF NEW MEMBERS.

      (a)     A new Member may be admitted to the Company:

              (i)      subject to the provisions of this Article IX, in the
      case of a person or entity acquiring a Company Interest directly from the Company, upon the prior written consent of the Manager Member; provided, however, that unless upon such new Member's admission the
      --------- -------
      Manager Member's Percentage Interest is reduced or the Percentage Interests of all Members are reduced pro rata in an aggregate amount
                                           --- ----
      equal to the Percentage Interest of the new Member as provided in
      Sections 5.3 and 5.4, the prior unanimous written consent of the Members and Retired Members so affected (other than the Manager Member) (determined in the manner required by Section 9.3(a)) shall also be required. Any such admission shall be effective only after those consents are obtained and such person's admission is reflected on Schedule A
                                                               ----------
      hereto; or

              (ii) in the case of an assignee of an Interest, only as provided in Section 9.3, which admission shall be effective only after the consents required by that section are obtained and such assignee's admission is reflected in Schedule A hereto.
                                ----------

      (b) In either case, admission of a new Member is conditioned upon the execution of a counterpart copy of this Agreement by such new Member. A person may be admitted to the Company as a new Member and may receive a Company Interest without making a contribution, or being obligated to make a contribution, to the Company.

9.3   LIMITATIONS ON TRANSFERS OF COMPANY INTERESTS.

      (a) No sale, assignment, gift, pledge, hypothecation or other disposition or encumbrance of an interest in the Company (collectively, a "Transfer") shall be made to any person or entity that is not already a Member without the prior written consent of the Manager Member and, if the Manager Member is transferring part or all of its interest to such person or entity, the prior written consent of a majority of the non-transferring Members and Retired Members. In addition, in order to ensure that the Company lacks the corporate characteristic of "free transferability of interests" for tax purposes: (i) whether the consent of a majority of the non-transferring Members and Retired Members to the transfer of any Member's Interest in the Company has been obtained will be determined in accordance with Internal Revenue Service Revenue Procedure 95-10, 1995-3 I.R.B. 30 ("Revenue Procedure 95-10"), or any successor administrative or authoritative judicial guidance;
(ii) as permitted by Revenue Procedure 95-10, a majority of the non-transferring Members and Retired Members shall consist of (w) Members and Retired Members holding a majority of the capital interests in the Company then held by all non-transferring Members and Retired Members, (x) Members and Retired Members holding a majority of the profits interests in the Company then held by all non-transferring Members and Retired Members, (y) a majority in interest of the non-transferring Members and Retired Members, as determined pursuant to Revenue Procedure 94-46, 1994-28 I.R.B. 129 ("Revenue Procedure 94-46"), or (z) a majority of the non-transferring Members and Retired Members determined on a per capita basis (as determined by Manager Member); and (iii) the Manager Member in its sole discretion shall select which of foregoing clauses (w), (x), (y) or (z) shall apply to any particular proposed transfer.

      (b) The Manager Member shall not consent to the admission of an assignee as a Member or proposed new Member of the Company until the Manager Member has received an opinion of counsel to the Company or of other counsel reasonably satisfactory to the Manager Member (which opinion shall be obtained at the expense of the assignee) that such admission will not result in (i) a violation of applicable law or this Agreement, (ii) the Company being classified as an association taxable as a corporation under Section 7701 of the Code, (iii) the Company becoming subject to tax as a corporation under Section 7704 of the Code, or (iv) the Company being deemed terminated pursuant to Section 708 of the Code. Further, the Manager Member shall not cause or permit the transfer of Percentage Interests of Members or Retired Members to be transferred to other Members or Retired Members if any such transfer would result in the Company being deemed to be "terminated" under
Section 708 of the Code.

      (c) The Manager Member shall not cause or permit interests in the Company to become registered under the Securities Act of 1933, as amended, or "readily traded on an established securities market," and shall withhold its consent to any Transfer that, to its knowledge after reasonable inquiry, would otherwise be accomplished by a trade on a "secondary market (or the substantial equivalent thereof)," in each case within the meaning of Section 7704 or 469(k) of the Code and any Treasury Regulations promulgated thereunder that are in effect at the time of the proposed Transfer.

                                   ARTICLE X
                  WITHDRAWAL OR RESIGNATION OF RETIRED MEMBERS

10.1  WITHDRAWALS GENERALLY.  Except as otherwise provided in this
Article X, Without the prior written consent of the Manager Member, no Member shall have the right to resign or withdraw from the Company prior to the dissolution and winding up of the Company. Any distribution to a resigning Member shall be in accordance with an agreement between the Member and the Company that is approved by the Manager Member.

10.2  WITHDRAWAL UPON DEATH, DISABILITY, DISASSOCIATION, BANKRUPTCY
OR TERMINATION OF EMPLOYMENT. In the event of (i) the occurrence with respect to any Member of an event described in Section 18-304 of the LLC Act as in effect on the date hereof, (ii) if any Member shall become disabled, or
(iii) if such Member shall no longer be an employee, consultant or member of the Board of Directors of the Manager Member or any Affiliate thereof, such Member shall thereupon for purposes of this Agreement be deemed to have withdrawn as of the date thereof, and in such event such Member's interest in the Company as a Member shall automatically be converted into a Retired Member's interest in accordance with the provisions of this Article X. For purposes of this Agreement, a Member shall be deemed to be disabled if the Manager Member in its sole discretion determines that he is unable to perform his or her business obligations for any 180 days out of any 365-day period.

10.3 RETIRED MEMBER. Subject to Section 10.4, a Member who withdraws, or the personal representative or estate of a Member who shall be deemed to have withdrawn, shall retain an interest in the Company as a Retired Member; such former Member's interest in the Company as a Member shall be automatically converted into a Retired Member's; and such Person shall be considered a Retired Member for all purposes under the terms of this Agreement; provided,
                                                                   --------
however, that a Retired Member shall retain only the portion of his or her
-------
Percentage Interest indicated on Schedule B, depending on whether such
                                 ----------
withdrawal is due to (i) death or disability ("Category A"), or (ii) withdrawal for any other reason ("Category B"); and provided further that any
                                                    -------- -------
Retired Member who (a) retires from the Manager Member, and (b) has attained at least sixty (60) years of age shall not have his or her Percentage Interest reduced and Schedule B shall not apply.
                     ----------

      Notwithstanding the foregoing, the Manager Member may accelerate the vesting schedule described above for any Retired Member who is deemed to have withdrawn from the Company, but shall be under no obligation to do so, and may in its discretion do so for one or more Retired Members and not for all Retired Members. The table set forth in Schedule B may not be altered with
                                         ----------
respect to any particular Member without such Member's prior written consent.

10.4  ADJUSTMENTS TO REFLECT RETIREMENT.

      (a) The portion of the Percentage Interest of a Member which is not retained under subsection 10.3 shall be allocated to the Manager Member, unless the Manager Member, in its sole discretion, decides to allocate such portion of Percentage Interest to one or more Members in some other manner.

      (b) If any Member withdraws, or is deemed to have withdrawn, from the Company at any time before any part of such Member's Percentage Interest has vested, the Company may, but shall not be obligated to, elect to purchase such Member's interest in the Company for an amount equal to the balance in such Member's Capital Account at the time of such withdrawal. Any such election shall be made by delivery of written notice to that effect signed by the Manager Member and delivered to the withdrawing Member within

120 days after the date of such Member's withdrawal. If the Company elects to purchase the withdrawing Member's interest in the Company, payment to the withdrawing Member for such Member's interest shall be made, in cash, within 180 days after the date of such withdrawal.

      (c) After the withdrawal or deemed withdrawal of any Member before any part of such Member's Percentage Interest has vested, if the Company does not elect to purchase such former Member's interest in the Company as provided in Section 10.4(b): (i) the balance in such former Member's Capital Account shall be frozen at an amount equal to the balance in such account as of the date of such former Member's withdrawal or deemed withdrawal; (ii) such former Member shall receive no allocations from the Company for any fiscal period after the withdrawal date; and (iii) such former Member shall receive no distributions from the Company other than such former Member's proportionate share, based on the relative Capital Account balances of such former Member, the Manager Member, the Members and any Retired Members (determined at the time of distribution), of each distribution made pursuant to Section 11.3 to all Members in proportion to the positive balances in their respective Capital Accounts.

      (d) Notwithstanding any other provision of this Agreement, no Member who has withdrawn or is deemed to have withdrawn from the Company before any part of such Member's Percentage Interest has vested shall be entitled, after the date of such withdrawal, to inspect the Company's books or records or to receive any reports or other information from the Company except such former Member's Schedule K-1 (or equivalent) with respect to the Company's Internal Revenue Service information return on Form 1065 and any equivalent state tax schedules or forms required to enable such former Member to complete his or her tax returns for any fiscal period during which such former Member is treated as a partner of the Company for tax purposes. Any such former Member hereby agrees that he or she shall continue to be treated as a Member of the Company, solely for tax purposes, until either: (i) such former Member has received the payment for his or her interest in the Company provided for under Section 10.4(b) (if the Company has elected to purchase such former Member's interest in the Company pursuant to Section 10.4(b)); or
(ii) such former Member has received liquidating distributions from the Company in aggregate amounts equal to the positive balance in such former Member's Capital Account (if the Company has not so elected).

10.5 RETIRED MEMBER PARTICIPATION. A Retired Member shall take no part in the management, policy or control of the Company and shall have no power or authority to undertake any activities on behalf of the Company or to sign for or to bind the Company. Any Retired Member shall be bound by the terms of this Agreement and by all action taken by the Manager Members or the Members. No Retired Member, or trust for the benefit of a Retired Member or the children of a Retired Member, shall participate in any consent of the Members for any purpose hereunder except as may be required under the Code.

                                   ARTICLE XI

                                  DISSOLUTION

11.1 DISSOLUTION. The Company shall be dissolved and its affairs shall be wound up upon the first to occur of the following:

      (a)     Thirty (30) years from the date of the formation of the Company;

      (b)     The written consent of all of the Members;

      (c) The death, adjudication of incompetence, retirement, resignation, expulsion, bankruptcy or dissolution of the Manager Member, or the occurrence of any other event which terminates the continued membership of the Manager Member in the Company, unless within 90 days after the event(s) giving rise to the dissolution of the Company a majority in interest of the remaining Members (determined in accordance with Revenue Procedure 95-10 and 94-46, or any successor administrative or authoritative judicial guidance) agree in writing to continue the business of the Company; or

      (d)     The entry of a decree of judicial dissolution under law.

11.2 WINDING UP. The Manager Member, or if none, a person approved by Members holding at least fifty percent (50%) of the Percentage Interests may wind up the Company's affairs, unless otherwise provided by law.

11.3 DISTRIBUTION OF ASSETS. Upon the winding up of the Company, the individual charged with winding up the Company first shall make payment of, or adequate provisions for, the debts, expenses and obligations of the Company. The remaining assets of the Company shall be distributed as Liquidating Distributions as follows: any Net Gain or Loss realized in connection with the liquidation of the Company shall be allocated among the Members pursuant to Article VII, and the remaining assets of the Company shall then be distributed to the Members in proportion to the positive balances in their respective Capital Accounts (and, if a distribution in kind is to be made, after allocating any Net Gain or Loss attributable to such distribution). In performing their duties, the liquidator(s) are authorized to sell, exchange or otherwise dispose of the assets of the Company in such reasonable manner as the liquidator(s) shall determine to be in the best interest of the Members. During the liquidation of the Company, the liquidator(s) shall furnish to the Members the financial statements and other information specified in Article XIII.

11.4  NO LIABILITY FOR RETURN OF CAPITAL.

      (a) The liquidator(s), the Manager Member and their respective officers, directors, agents, partners and Affiliates shall not be personally liable for the return of the capital contributions of any Member. No Member (other than the Managing Member, to the extent required by Section 11.4(b)) shall be liable to restore to the Company any deficit balance in such Member's Capital Account if any such deficit should exist after the Company's final liquidating distribution.

      (b) If, after the Company has made its final Liquidating Distribution, the Manager Member's Capital Account is negative, then, notwithstanding foregoing, the Manager Member shall return to the Company part or all of the distributions received by it pursuant to Article VIII or this Article XI and make payments of principal on the Net Worth Note in an aggregate amount equal to such deficit but not in excess of such Manger
Member's Restoration Amount. Returns made by the Manager Member pursuant to this Section 11.4 shall be made in cash. The Manager Member shall use best efforts to make any such returns and/or payments promptly and in any event in conformity with the timing requirements of Treasury Regulation Section 1.704-1(b)(2)(ii)(g). Amounts repaid by the Manager Member pursuant to this
Section 11.4 shall be paid to the Fund in satisfaction of the Company's obligation to restore a deficit in its capital account as maintained by such Fund, paid to other creditors of the Company or distributed to Members with positive balances in their Capital Accounts in proportion to such balances.

                                  ARTICLE XII
                          VALUATION OF COMPANY ASSETS

12.1 VALUATION BY MANAGER MEMBER. Whenever valuation of Company assets or net assets is required by this Agreement, the fair market value of such assets shall be determined by the Manager Member in good faith.

12.2 GOODWILL. The Company's name and goodwill shall, as among the Members, be deemed to have no value and shall belong to the Company or any successor thereof, and no Member shall have any right or claim individually to the use thereof. Upon termination of the Company, all rights to the name of the Company and any goodwill associated with that name shall be assigned to the Manager Member.

                                  ARTICLE XIII

                       BOOKS AND RECORDS; FISCAL MATTERS

13.1 BOOKS AND RECORDS. The books and records of the Company shall be kept at the principal office of the Company or at such other places, within or without the State of Delaware, as the Manager Member shall from time to time determine.

13.2 INSPECTION. Any Member of record shall have the right to examine, at any reasonable time or times for any purposes related to the Member's ownership of Company Interests, the books and records of account, minutes, and records of Members and to make copies thereof. Such inspection may be made by any agent or attorney of the Member. Upon the written request of any Member of the Company, the Company shall mail to such Member its most recent financial statements, showing in reasonable detail its assets and liabilities and the results of its operations.

13.3 FISCAL YEAR. The fiscal year of the Company shall end on the last day of December each year, unless otherwise determined by the Manager Member.

13.4 DEPOSITS. All funds of the Company shall be deposited from time to time to credit of the Company in such banks, trust companies or other depositories as the Manager Member may select.

13.5 CHECKS, PROFITS, ETC. All checks, drafts or other orders for the payment of money, and all notes or other evidences of indebtedness issued in the name of the Company shall be signed by an officer of the Manger Member or any of the President, CEO or the Secretary of the Company.

13.6 LOANS. No loans shall be contracted on behalf of the Company and no evidences of indebtedness shall be issued in its name unless authorized by the Manager Member. Such authority may be general or confined to specific instances.

13.7 CONTRACTS. The Manager Member may authorize any officer or agent of the Company to enter into any contract or execute any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.

13.8 ACCOUNTANT. An accountant will be selected from time to time by the Manager Member to perform such tax and accounting services as may be required from time to time. The accountant may be removed by the Manager Member without assigning any cause.

13.9 LEGAL COUNSEL. One or more attorney(s) at law will be selected from time to time by the Manager Member to review the legal affairs of the Company and to perform such other services as may be required and to report to the Manager Member with respect thereto. The legal counsel may be removed by the Manager Member without assigning any cause.

                                  ARTICLE XIV
                                INDEMNIFICATION

14.1  INDEMNIFICATION OF MEMBERS.

      (a) To the greatest extent not inconsistent with the laws and public policies of Delaware, the Company shall indemnify any Member made a party to any proceeding because such individual is or was a Member, as a matter of right, against all liability incurred by such individual in connection with any proceeding; provided, however, that it shall be
                                --------  -------
determined in the specific case in accordance with Section 14.1(d) that indemnification of such individual is permissible in the circumstances because the individual has met the standard of conduct for indemnification set forth in Section 14.1(c). The Company shall pay for or reimburse the reasonable expenses incurred by a Member in connection with any such proceeding in advance of final disposition thereof if: (i) the individual furnishes the Company a written affirmation of the individual's good faith belief that he has met the standard of conduct for indemnification described in Section 14.1(c); (ii) the individual furnishes the Company a written undertaking, executed personally or on such individual's behalf, to repay the advance if it is ultimately determined that such individual did not meet such standard of conduct; and (iii) a determination is made in accordance with
Section 14.1 that based upon facts then known to those making the determination, indemnification would not be precluded under this Section
14.1. The undertaking described in clause (ii) above must be a general obligation of the individual, subject to such reasonable limitations as the Company may permit, but need not be secured and may be accepted without reference to financial ability to make repayment. The Company shall indemnify a Member who is wholly successful, on the merits or otherwise, in the defense of any such proceeding, as a matter of right, against reasonable expenses incurred by the individual in connection with the proceeding without the requirement of a determination as set forth in Section 14.1(c). Upon demand by the Member for indemnification or advancement of expenses, as the case may be, the Company shall expeditiously determine whether the Member is entitled thereto in accordance with this Section 14.1. The indemnification and advancement of expenses provided for under this Section 14.1 shall be applicable to any proceeding arising from acts or omissions occurring before or after the adoption of this Section 14.1.

      (b) The Company shall have the power, but not the obligation, to indemnify any individual who is or was an employee or agent of the Company to the same extent as if such individual was a Member, including any and all Officers.

      (c)     Indemnification of a Member is permissible under this Section
14.1 only if: (i) he conducted himself in good faith; (ii) he reasonably believed that his conduct was in or at least not opposed to the Company's best interest and was within the authority delegated to him by this Agreement or was delegated by the Manager Member (or by a majority in Percentage Interest of other Members; if the Manager Member is the subject of indemnification); (iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; and (iv) such individual is not adjusted in any such proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is
                                         ---- ----------
not, of itself, determinative that the individual did not meet the standard of conduct described in this Section 14.1(c).

      (d) A determination as to whether indemnification or advancement of expenses is permissible shall be made by the Manager Member (or by the affirmative vote of a majority in Percentage Interests of all other Members if the Manager Member is party to the proceeding). A Member who is a party to a proceeding may apply for indemnification from the Company to the court, if any, conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving notice the court considers necessary, may order indemnification if it determines:

              (i) in a proceeding in which the Member is wholly successful, on the merits or otherwise, the Member is entitled to indemnification under this Section 14.1, in which case the court shall order the Company to pay the Member his reasonable expenses incurred to obtain such court ordered indemnification; or

              (ii) the Member is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Member met the standard of conduct set forth in Section 14.1(c).

      (e) Nothing contained in this Section 14.1 shall limit or preclude the exercise or be deemed exclusive of any right under the law, by contract or otherwise, relating to indemnification of or advancement of expenses to any individual who is or was a Member of the Company or is or was serving at the Company's request as a director, officer, partner, manager, trustee, employee, or agent of another foreign or domestic company, partnership, association, limited liability company, corporation, joint venture, trust, employee benefit plan, or other enterprise, whether for-profit or not. Further, any Member shall be entitled to seek indemnification from any and all other sources, including officers and directors insurance or indemnification from Conning & Company and/or indemnification from the Fund, to the extent applicable. It is the intent of this Section 14.1 to provide indemnification to Members to the fullest extent now or hereafter permitted by the law consistent with the terms or conditions of this Section 14.1. Indemnification shall be provided in accordance with this Section 14.1 irrespective of the nature of the legal or equitable theory upon which a claim is made, including, without limitation, negligence, breach of duty, mismanagement, waste, breach of contract, breach of warranty, strict liability, violation of federal or state securities law, violation of the Employee Retirement Income Security Act of 1974, as amended, or violation of any other state or federal law or violation of any law of any other jurisdiction.

      (f)     For purposes of this Section 14.1:

              (i) The term "expenses" includes all direct and indirect costs (including, without limitation, counsel fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or out-of-pocket expenses) actually incurred in connection with the investigation, defense, settlement or appeal of a proceeding or establishing or enforcing a right to indemnification under this Section 14.1, applicable law or otherwise.

              (ii) The term "liability" means the obligation to pay a judgment, settlement, penalty, fine, excise tax (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding.

              (iii) The term "party" includes an individual who was, is or is threatened to be made, a named defendant or respondent in a proceeding.

              (iv) The term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

      (g) The Company may purchase and maintain insurance for its benefit, the benefit of any individual who is entitled to indemnification under this Section 14.1, or both, against any liability asserted against or incurred by such individual in any capacity or arising out of such individual's service with the Company, whether or not the Company would have the power to indemnify such individual against such liability.

                                   ARTICLE XV
                                    MEETINGS

15.1 ANNUAL MEETING. The annual meeting of the Members shall be held within three (3) months of the end of the Company's fiscal year on a date set by the Manager Member, for the purpose of electing any Officers and for the transaction of such other business as may come before the meeting. If the election shall not be held on the day designated by the Manager Member for the annual meeting of the Members, or at any adjournment thereof, the Members shall cause the election to be held at a special meeting of the Members as soon thereafter as it may conveniently be held.

15.2 REGULAR OR SPECIAL MEETINGS. The Members may by resolution prescribe the time and place for the holding of regular meetings and may provide that the adoption of such resolution shall constitute notice of such regular meetings. If the Members do not prescribe the time and place for the holding of regular meetings, such regular meetings shall be held at the time and place specified by the Manager Member in the notice of such regular meeting. Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by a majority of the Members or by the Manager Member.

15.3 NOTICE OF MEETING. Written or telephonic notice stating the place, day and hour of the meeting and, in case of a special meeting, the purposes for which the meeting is called, shall be delivered not less than three (3) days before the date of the meeting, either personally or by mail, by or at the direction of the Manager Member, to each Member of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the Member at his address as it appears on the books of the Company, with postage thereon prepaid. When all the Members of the Company are present at any meeting, or if those not present deliver a written, signed waiver of notice of such meeting, or subsequently ratify all the proceedings thereof, the transactions of such meeting are as valid as if a meeting were formally called and notice had been given.

15.4 QUORUM. At any meeting of the Members, holders of at least a majority of Percentage Interests as reflected in Schedule A hereto, represented in
                                        ----------
person or by proxy, shall constitute a quorum at such meeting. If less than said majority of the equity interests are represented at a meeting, a majority of the interests so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The Members present at a duly called meeting at which a quorum of Members initially is present or represented may continue to transact business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum.

15.5 PROXIES. At all meetings of Members, a Member may vote by proxy executed in writing by the Member or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Manager Member of the Company before or at the time of the meeting. No proxy shall be valid after three (3) months from date of execution, unless otherwise provided in the proxy.

15.7  MANNER OF ACTING.

      (a) FORMAL ACTION BY MEMBERS. Action of Members representing at least a majority in Percentage Interest of all Members shall constitute the effective act of the Members, whether taken at a meeting or by written instrument, unless otherwise provided expressly herein. The Manager Member shall preside at meetings of the Members. A record shall be maintained of the meetings of the Members. The Members may adopt their own rules of procedure which shall not be inconsistent with this Agreement.

      (b) PRESUMPTION OF ASSENT. A Member of the Company who is present at a meeting of the Members at which action on any matter is taken shall be presumed to have assented to the action taken, unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by certified mail to the secretary of the meeting immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Member who voted in favor of such action.

      (c) ACTION BY CONSENT. Unless otherwise provided by law, any action required to be taken at a meeting of the Members, or any other action which may be taken at a meeting of the Members, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the Members entitled to vote with respect to the subject matter thereof.

      (d) TELEPHONIC MEETINGS. Members of the Company may participate in any meeting of the Members by means of conference telephone or similar communication if all persons participating in such meeting can hear one another for the entire discussion of the matter(s) to be voted upon. Participating in a telephonic meeting shall constitute presence in person at such meeting.

                                  ARTICLE XVI

                                 MISCELLANEOUS

16.1 NOTICE. Except as otherwise provided in this Agreement, any notice required or permitted to be given pursuant to the provisions of the LLC Act, the Certificate of Formation of the Company or this Agreement shall be effective as of the date personally delivered, or if sent by mail, on the fifth day after deposit with the United States Postal Service, prepaid and addressed to the intended receiver at his last known address as shown in the records of the Company.

16.2 WAIVER OF NOTICE. Whenever any notice is required to be given pursuant to the provisions of the LLC Act, the Certificate of Formation of the Company or this Agreement, a waiver thereof, in writing, signed by the persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

16.3 GENDER AND NUMBER. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural thereof.

16.4 ARTICLES AND OTHER HEADINGS. The Articles and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation.

16.5 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

16.6 AMENDMENTS. This Agreement may be altered, amended, restated, or repealed and a new Agreement may be adopted by consent of all of the Members, after notice and opportunity for discussion of the proposed alteration, amendment, restatement, or repeal.

16.7 REMEDIES UPON BREACH. Any Member of the Company who fails to perform in accordance with the terms and conditions of this Agreement shall keep and save harmless the assets of the Company and shall indemnify the Company and the Members of the Company from any and all claims, demands and actions of every kind and nature whatsoever which may arise out of or by reason of such violation of any terms of this Agreement.

16.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one Agreement.

                ----------------------------------
                    Counterpart Signature Pages
             for Conning Investment Partners V, L.L.C.
                 Limited Liability Company Agreement
                -----------------------------------

      THE UNDERSIGNED, being all of the Members of Conning Investment Partners V, L.L.C., a Delaware limited liability company, hereby evidence their adoption and ratification of the foregoing Limited Liability Company Agreement of the Company.

                                       MANAGER MEMBER:

                                       CONNING & COMPANY


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       MEMBERS:



                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------

                           -----------------------------------
                             Counterpart Signature Pages
                       for Conning Investment Partners V, L.L.C.
                          Limited Liability Company Agreement
                          -----------------------------------



                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------

                       -----------------------------------
                           Counterpart Signature Pages
                     for Conning Investment Partners V, L.L.C.
                       Limited Liability Company Agreement
                       -----------------------------------



                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------

                                   APPENDIX A
                                   ----------

                              TABLE OF DEFINITIONS
                              --------------------

      "AFFILIATE" shall mean, with respect to the Person to which it
       ---------
refers, a Person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such subject Person; provided, however, that all Members of the Company
                           --------  -------
and all officers, directors and employees of the Manager Member shall be deemed to be Affiliates of the Company.

      "CAPITAL ACCOUNT" shall have the meaning set forth in Section 6.1.
       ---------------

      "CODE" shall mean the Internal Revenue Code of 1986 and the rules and
       ----
regulations promulgated thereunder, as amended from time to time.

      "COST" shall mean, with respect to Company assets and unless the
       ----
context otherwise requires, the Company's adjusted tax basis of such assets for federal income tax purposes, provided that (i) if the Company has made an election under Section 754 of the Code, such tax basis shall be determined after giving effect to adjustments made under Section 734 of the Code but without regard to adjustments made under Section 743 of the Code; and (ii) the Cost of any securities or other property received by the Company in distributions made by the Fund shall be deemed to equal the fair market value of such property, as determined pursuant to the Fund Partnership Agreement, as of the date such property is distributed by the Fund.

      "DISASSOCIATION" shall have the meaning set forth in Section 10.3.
       --------------

      "ISSUANCE ITEMS" shall have the meaning set forth in Section 7.6(b).
       --------------

      "LIQUIDATING DISTRIBUTION" shall mean any distribution made by the
       ------------------------
Company after the latest to occur of (a) the Company's dissolution, determined pursuant to Article XI, and (b) the date on which the Company has received its final distribution from the Fund.

      "NET GAIN OR LOSS" shall mean, with respect to any fiscal period,
       ----------------
the sum of (a) all amounts allocated for such fiscal period to the Company pursuant to the Fund Partnership Agreement to the Company in its capacity as the general partner of the Fund, (b) net gain or loss from the sale or exchange of the Company's capital assets during such fiscal period, (c) gain or loss deemed to have been realized by the Company, pursuant to Section 6.2, on a distribution in kind of its assets during such fiscal period, and (d) other items of income, gain, loss, deduction and expense of the Company for such fiscal period that are not included in (a), (b) or (c), including any income which is exempt from federal income tax, all Company losses and all expenses properly chargeable to the Company, whether deductible or non-deductible and whether described in Section 705(a)(2)(B) of the Code, treated as so described pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(i), or otherwise except for Issuance Items. Net Gain or
                                   ------ ---
Loss shall be determined in accordance with tax accounting principles rather than generally accepted accounting principles.

      "NET WORTH NOTE" shall have the meaning set forth in Section 5.1.
       --------------

      "PERSON" shall mean any individual, partnership, corporation, trust
       ------
or other entity.

      "PERCENTAGE INTEREST" shall mean, with respect to any Member and at
       -------------------
any time, the amount set forth at such time opposite such Member's name in Schedule A under the heading "Percentage Interest."
----------

      "RESTORATION AMOUNT" shall mean, (a) with respect to any Member and
       ------------------
at any time, any amount of such Member's Subscription that such Member has not contributed in cash to the Company as of such time; and (b) in the case of the Manager Member only, an additional amount equal to the sum of (1) the excess at such time (if any) of (A) the aggregate amount of distributions received by the Company from the Fund as of such time over (B) the aggregate amount of distributions that the Company would have received from the Fund as of such time if the Company had made all of its capital contributions to the Fund in exchange for a limited partnership interest in the Fund and did not hold an interest as the general partner of the Fund (such excess, if any, constituting overdistributions made by the Fund to the Company in its capacity as general partner of the Fund with respect to the Company's 20% "carried interest" in the Fund's cumulative net profits), plus (2) any portion of the principal amount of the Net Worth Note remaining unpaid at such time.

      "RETIRED MEMBER" shall have the meaning set forth in Section 10.3.
       --------------

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended
       --------------
from time to time.

      "SHORT-TERM INCOME" shall mean interest and dividend income earned
       -----------------
on temporary investment of capital contributions or distributions received from the Fund(s) which are held by the Partnership pending investment in the Fund(s), disbursement for expenses or distribution to the Partners.

      "SUBSCRIPTION" shall mean, with respect to any Member, the total
       ------------
amount which such Member has agreed to contribute to the Company as reflected on Schedule A hereto.
   ----------

      "TAX MATTERS MEMBER" shall have the meaning set forth in Section 3.6.
       ------------------

      "TRANSFER" shall mean any transfer, sale, assignment, gift, pledge,
       --------
hypothecation or other disposition of an Interest in the Company.


                                     * * *

     Separate schedule for each Member, listing the name, subscription amount, initial capital contribution and percentage interest of such Member.

                                                                      Schedule B
                                                                      ----------

                         Conning Investment Partners V, L.L.C.

Period After Receipt
of Portion of                                                           Category B -
Percentage Interest             Category A -                            If Withdrawal is
During Which                    If Withdrawal is Due to                 For Any Other
Retired Member                  Death or Disability -                   Reason-
is Deemed to Have               Portion of Percentage                   Portion of Percentage
Withdrawn<F*>                   Interest Retained                       Interest Retained
-------------------             -----------------------                 ---------------------
Before one year                        0%                                       0%

On or after one year                   33.4%                                    16.7%
and before two years

On or after two years                  an additional                            an additional
and before three years                 33.4%                                    16.7%

On or after three years                an additional                            an additional
and before four years                  33.2%                                    16.7%

On or after four years                 100%                                     an additional
and before five years                                                           16.7%

On or after five years                 100%                                     an additional
and before six years                                                            16.7%

On or after six years                  100%                                     an additional
                                                                                16.5%


<F*>   To the extent a Retired Member received portions of his or her
       Percentage Interest on more than one date, such percentages retained above shall be separately applied to each portion based on its date of receipt, to produce a total retained Percentage Interest. In any event, and notwithstanding the foregoing schedules, Percentage Interests shall be 100% vested on 28 December, 2005.

                                                                      Schedule C
                                                                      ----------

                      Conning Investment Partners V, L.L.C.
                      -------------------------------------

                                                                       Manager Member's
                                                                          Percentage
Allocation Period                         Allocation Date            Interest Reduced To:
-----------------                         ---------------            --------------------
Inception                                 By October 31, 1997              87%
First Year                                By January 31, 1998              74%
Second Year                               By January 31, 1999              61%
Third Year                                By January 31, 2000              48%
Fourth Year                               By January 31, 2001              35%

Intended Allocation Procedure
-----------------------------
The Managing Member shall make allocations of Percentage Interests to the Members, with a first allocation effective as of the date of this Agreement, which shall be on or about October 31, 1997. The Managing Member shall make an additional allocation to Members before January 31, 1998, as part of the Managing Member's normal compensation process. Thereafter, the Managing Member shall make annual allocations to Members as indicated in this Schedule C until such time, on or before January 31, 2001, the Managing Member's Percentage Interest has been reduced to no more than 35%.



                                    -30-